                    SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                             AMERCO
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        (Name of Registrant as Specified In Its Charter)

                      Gary V. Klinefelter
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(4) and 0-11.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     2)   Aggregate number of securities to which transaction applies:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     4)   Proposed maximum aggregate value of transaction:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
        . . . . . . . . . . . . . . . . . . . . . . .
     2)   Form, Schedule or Registration Statement No.:
        . . . . . . . . . . . . . . . . . . . . . . .
     3)   Filing Party:
        . . . . . . . . . . . . . . . . . . . . . . .
     4)   Date Filed:
        . . . . . . . . . . . . . . . . . . . . . . .

                              July 8, 1994



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  AMERCO Proxy Statement

Ladies and Gentlemen:

     Pursuant to Rule 14a-6, promulgated pursuant to the Securities Exchange Act of 1934, as amended, I have attached for filing, on behalf of AMERCO, a Nevada corporation (the "Company"), a proxy statement relating to the Company's 1994 Annual Meeting of Stockholders to be held on July 21, 1994. The Company intends to to mail copies of the definitive proxy statement to its stockholders on or after July 8, 1994.



                              Sincerely,

                              /S/ GARY V. KLINEFELTER
                              -----------------------
                              Gary V. Klinefelter
                              Secretary and General Counsel




cc:  New York Stock Exchange

AMERCO
1325 AIRMOTIVE WAY
SUITE 100
RENO, NEVADA  89502-3239



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD ON THURSDAY, JULY 21, 1994


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the
Stockholders of AMERCO, a Nevada corporation (the "Company"), will be held at the Main Room of the Tonopah Convention Center, Tonopah, Nevada, on Thursday, July 21, 1994 at 2:00 p.m. (Pacific
Time) for the following purposes:

     1.   to elect one Class I Director to serve until the 1995
          Annual Meeting of Stockholders and two Class IV
          Directors to serve until the 1998 Annual Meeting of Stockholders or until their successors are elected and qualified;

     2.   to act on the stockholder proposal described herein;
          and

     3. to transact such other business as may properly come before the meeting.

     In accordance with Article II, Section 5 of the Company's By-Laws, the Company has received notice from certain of its stockholders of four additional stockholder proposals and five additional director nominees to be brought before the meeting. The Company's
Board of Directors is not soliciting proxies in respect of these matters, and will not exercise its discretionary voting authority with respect thereto.

     Only stockholders of record at the close of business on June 20, 1994 are entitled to notice of and to vote at the meeting. The Company's management cordially invites you to attend the meeting. In fairness to all stockholders, and in the interest of an orderly meeting, we ask all stockholders attending the Annual Meeting to observe the accompanying Annual Meeting Procedures.

                         By order of the Board of Directors

                         /S/ GARY V. KLINEFELTER
                         -----------------------
                         Gary V. Klinefelter
                         Secretary



  STOCKHOLDERS ARE URGED TO SIGN, DATE, AND PROMPTLY MAIL THE
                                            --------
       PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
           YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                       TABLE OF CONTENTS


                                                             Page
                                                             ----


Introduction                                                    1

Proposal 1 -- Election of Directors                             2

Other Information Regarding the Board of Directors              4

Security Ownership of Certain Beneficial Owners and Management  4

Existing Management -- Potential Change In Control             10

Executive Compensation                                         13

Compensation Committee Interlocks and Insider Participation    13

Board Report on Executive Compensation                         14

Performance Graph                                              14

Executive Officers of the Company                              15

Proposal 2 -- Stockholder Proposal                             16

Certain Relationships and Related Transactions                 19

Legal Proceedings                                              23

Independent Public Accountants                                 24

Section 16(a) Reports                                          24

Stockholder Proposals for Next Annual Meeting                  24

Other Matters                                                  24

                           AMERCO
                       PROXY STATEMENT
                ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD JULY 21, 1994

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AMERCO, a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, July 21, 1994, at 2:00 p.m. (the "1994 Annual Meeting"), and at any adjournment or adjournments thereof. Only stockholders of record at the close of business on June 20, 1994 (the "Record Date") will be entitled to notice of and to vote at the meeting. At the close of business on the Record Date, the Company had outstanding 32,909,729 shares of its common stock, $0.25 par value, and 5,754,334 shares of its Series A common stock, $0.25 par value (collectively, the "Common Stock").

     One-third of the outstanding shares entitled to vote and to be represented in person or by proxy at the 1994 Annual Meeting will constitute a quorum for the conduct of business. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

     Each stockholder is entitled to one vote per share for the election of directors, the stockholder proposal, and on all others matters that may properly be brought before the meeting. If the accompanying proxy is signed and returned, the shares represented thereby will be voted in accordance with any directions on the proxy. If a proxy does not specify how the shares represented thereby are to be voted in connection with the election of the director nominees, it is intended that it will be voted for the director nominees named herein. Any stockholder giving the enclosed form of proxy may revoke it at any time before it is voted at the 1994 Annual Meeting by filing with the Secretary of the Company a document revoking the proxy or by submitting a proxy bearing a later date. The revocation of the proxy will not affect any vote taken prior to such revocation. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about July 8, 1994.

     The solicitation of all proxies will be made primarily by mail and the cost of such solicitation will be borne by the Company. The Company will reimburse fiduciaries, nominees, and others for their out-of-pocket expenses in forwarding proxy materials to beneficial owners. Proxies may be solicited by telephone, telegraph, facsimile transmission, and in person by regular employees of the Company.

     Subject to applicable law, if any other matters properly come before the 1994 Annual Meeting, the person named in the enclosed proxy will vote thereon in accordance with his judgement.

                           PROPOSAL 1
                     ELECTION OF DIRECTORS

     The Company's Board of Directors consists of eight directors. The Company's Restated Articles of Incorporation (the "Articles") provide for the division of the Board of Directors into four classes, designated Class I, Class II, Class III, and Class IV. Subject to applicable law, each class shall consist, as nearly as may be possible, of one-fourth of the total number of directors constituting the entire Board of Directors. The term of each directorship is four years and the terms of the four classes are staggered in a manner so that only one class is elected by the stockholders annually.

     At the 1994 Annual Meeting of Stockholders, (i) one Class I director will be elected to fill the vacancy created by the death of Jack D. Macdonald to serve until the 1995 Annual Meeting of Stockholders and (ii) two Class IV directors will be elected to serve until the 1998 Annual Meeting of Stockholders. It is the intention of the individual named in the enclosed form of proxy to vote for the three nominees named below unless instructed to the contrary. However, if any nominee named herein becomes unavailable to serve at the time of election (which is not anticipated), and as a consequence, other nominees are designated, the person named in the proxy or other substitutes shall have the discretion or authority to vote or refrain from voting in accordance with his judgement with respect to other nominees. The Class I director nominee receiving the largest number of votes in favor of such nominee's election will be elected as a Class I Director, and the two Class IV director nominees receiving the largest number of votes in favor of their election will be elected as Class IV Directors.


      MANAGEMENT NOMINEE FOR ELECTION AS CLASS I DIRECTOR
            (To serve until the 1995 Annual Meeting)

                       Aubrey K. Johnson


    AUBREY K. JOHNSON, 72, was a director of the Company from 1987 until 1991. From 1991 until his re-election to the Board in August 1993, he served as a consultant and advisor to various organizations and individuals.

     MANAGEMENT NOMINEES FOR ELECTION AS CLASS IV DIRECTORS
            (To serve until the 1998 Annual Meeting)

                        Edward J. Shoen
                         Mark V. Shoen


    EDWARD J. SHOEN, 45, has served as a Director and Chairman of the Board of the Company since December 1986, as President since June 1987, as a Director of U-Haul International, Inc. ("U-Haul"), since June 1990, and as the President of U-Haul since March 1991. Mr. Shoen has been associated with the Company since May 1971.

    MARK V. SHOEN, 43, has served as a Director of the Company since April 1990. He is a Director of U-Haul, and served as President of U-Haul from June 1990 to March 1991. He served from August 1987 to December 1990 as President of A&M Associates, Inc., a wholly-owned subsidiary of U-Haul. He served as Executive Vice President of Product from December 1990 until
March 1994. From March 1994 to the present he has served as President of U-Haul Phoenix Operations.



               DIRECTORS CONTINUING IN OFFICE
                           Name                  Term Expires
- - -------------------------------------------------------------
Class I              Richard J. Herrera              1995
Class II             William E. Carty                1996
Class II             Charles J. Bayer                1996
Class III            John M. Dodds                   1997
Class III            James P. Shoen                  1997

    RICHARD J. HERRERA, 40, a Director of the Company since September 1991, has been a Director of U-Haul since June 1990, and has been associated with the Company since April 1988. He is presently the Vice President of Marketing, Retail Sales, for U-Haul.

    WILLIAM E. CARTY, 67, a Director of the Company since May 1987 and a Director of U-Haul since June 1990, has been associated with the Company since 1946. He has served in various executive positions in all areas of the Company. He served most recently as product director. Mr. Carty retired from the Company in December 1987.

    CHARLES J. BAYER, 54, has been associated with the Company since 1967. He has served in various executive positions and has served as President of Amerco Real Estate since September 1990. He also served as a Director of U-Haul from July 1988 until June 1990, Product Director for U-Haul from January 1988 to August 1990, the Director of Finance and Administration for the U-Haul

Technical Center from 1986 to 1988, and the Manager of Repair and Maintenance of the Company from 1984 to 1986.

    JOHN M. DODDS, 57, a Director of the Company since September 1987, and Vice President and Director of U-Haul since June 1990, has been associated with the Company since 1963. He served in regional field operations until December 1986 and now serves in national field operations.

    JAMES P. SHOEN, 34, a Director of the Company since December 1986, Vice President of the Company since May 1989, and a Director of U-Haul since June 1990, has been associated with the Company since July 1976. He was employed as a Center General Manager with U-Haul Co. of San Francisco from 1981 to 1989. From March 1989 to March 1990 he served as the Director of the U-Haul Technical Services Center. He has served from April 1990 to present as Executive Vice President of U-Haul.

       OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

    The full Board of Directors of the Company met 5 times during the fiscal year ended March 31, 1994. No director attended fewer than 75% of the meetings of the full Board of Directors and of the Committees on which he served. The annual fee for all services as a director of the Company is $19,500, which is paid in equal monthly installments.

    The Board does not have a nominating or a compensation committee. The Board established an Audit Committee on August 3, 1993 to review the performance and independence of the Company's independent accounting firm. Its members are William E. Carty, Aubrey K. Johnson, and Edward J. Shoen. The Audit Committee met 1 time during the fiscal year ended March 31, 1994. The Executive Finance Committee of the Board is comprised of Edward J. Shoen and Charles J. Bayer, and its purpose is to supervise the financial affairs of the Company, including the power to give final approval for the borrowing of funds on behalf of the Company without further action or approval of the Board of Directors.

    See "Security Ownership of Certain Beneficial Owners and
Management" (pages 4 - 10), "Certain Relationships and Related
Transactions" (pages 19 - 22), and "Legal Proceedings" (page 23) for additional information relating to the directors and director nominees.


 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    To the best of the Company's knowledge, the following table lists, as of June 20, 1994, (i) the beneficial ownership of Common Stock of each director and director nominee of the Company, of each executive officer named on page 2, of all directors and executive officers of the Company as a group, and of those persons who beneficially own more than five percent (5%) of Common Stock; and (ii) the beneficial ownership of each director and director nominee of the Company, of each executive officer named on page 15, and of all directors and executive officers of the Company as a group, of the percentage of net payments received by such persons during the 1994 fiscal year in respect of fleet-owner contracts issued by U-Haul.

                                                    PERCENTAGE OF
                          SHARES OF                   NET FLEET
  NAME AND               COMMON STOCK  PERCENTAGE       OWNER
 ADDRESS OF              BENEFICIALLY   OF COMMON      CONTRACT
BENEFICIAL OWNER            OWNED      STOCK CLASS     PAYMENTS
- - ----------------         ------------  -----------  -------------
Edward J. Shoen,          18,388,754      47.56         .015
Chairman of the
Board and President
2727 N. Central Ave.
Phoenix, AZ  85004

Mark V. Shoen,            18,388,754      47.56         .018
Director
2727 N. Central Ave.
Phoenix, AZ  85004

James P. Shoen            18,388,754      47.56         .031
Director and
Vice President
1325 Airmotive Way
Suite 100
Reno, NV  89502

Paul F. Shoen             18,388,754      47.56         .011
P.O. Box 524
Glenbrook, NV  89413

Sophia M. Shoen           18,388,754      47.56         .029
5104 N. 32nd Street
Phoenix, AZ  85018

Irrevocable Trust         18,388,754      47.56          N/A
between Edward J. Shoen
and Oxford Life Insurance
Company, as Trustee
2721 N. Central Ave.
Phoenix, AZ 85004

Irrevocable Trust         18,388,754      47.56          N/A
between Mark V. Shoen
and Oxford Life Insurance
Company, as Trustee
2721 N. Central Ave.
Phoenix, AZ  85004

                                                    PERCENTAGE OF
                          SHARES OF                   NET FLEET
  NAME AND               COMMON STOCK  PERCENTAGE       OWNER
 ADDRESS OF              BENEFICIALLY   OF COMMON      CONTRACT
BENEFICIAL OWNER            OWNED      STOCK CLASS     PAYMENTS
- - ----------------         ------------  -----------  -------------
Irrevocable Trust         18,388,754      47.56          N/A
between James P. Shoen
and Oxford Life Insurance
Company, as Trustee
2721 N. Central Ave.
Phoenix, AZ  85004

Irrevocable Trust         18,388,754      47.56          N/A
between Paul F. Shoen
and Oxford Life Insurance
Company, as Trustee
2721 N. Central Ave.
Phoenix, AZ  85004

Irrevocable Trust         18,388,754      47.56          N/A
between Sophia M. Shoen
and Oxford Life Insurance
Company, as Trustee
2721 N. Central Ave.
Phoenix, AZ 85004

The ESOP Trust<F3>        18,388,754      47.56          N/A
2727 N. Central Ave.
Phoenix, AZ  85004

John M. Dodds                  1,753        **<F6>       N/A
Director
2727 N. Central Ave.
Phoenix, AZ  85004

William E. Carty                   0          0         .098
Director
2727 N. Central Ave.
Phoenix, AZ  85004

Charles J. Bayer                 828        **<F6>      .007
Director
2727 N. Central Ave.
Phoenix, AZ  85004

Richard J. Herrera               603        **<F6>       N/A
Director
2727 N. Central Ave.
Phoenix, AZ  85004

                                                   PERCENTAGE OF
                          SHARES OF                   NET FLEET
  NAME AND               COMMON STOCK  PERCENTAGE       OWNER
 ADDRESS OF              BENEFICIALLY   OF COMMON      CONTRACT
BENEFICIAL OWNER            OWNED      STOCK CLASS     PAYMENTS
- - ----------------         ------------  ----------- -------------
Aubrey K. Johnson                  0          0          N/A
Director
2727 N. Central Ave.
Phoenix, AZ 85004

Gary V. Klinefelter            1,631        **<F6>       N/A
Secretary and
  General Counsel
2727 N. Central Ave.
Phoenix, AZ  85004

Leonard S. Shoen          18,254,596<F2>  47.21         .062
(L.S.S.,  Inc.)*<F5>
3079 Ocotillo Ct.
Las Vegas, NV  89121

Samuel W. Shoen           18,254,596<F2>  47.21         .015
(Sawmill, Inc.)*<F5>
218 North Cherry Street
Falls Church, VA  22046

Michael L. Shoen          18,254,596<F2>  47.21          N/A
(Mickl, Inc.)*<F5>
8202 N.W. 16th Ave.
Vancouver, WA  98665

Mary Anna                 18,254,596      47.21         .005
Shoen-Eaton
(Maran, Inc.)*<F5>
52 Spanish River Drive
Ocean Ridge, FL  33435

Theresa M. Shoen          18,254,596<F2>  47.21         .029
(Thermar, Inc.)*<F5>
7625 East Via Del Reposo
Scottsdale, AZ  85258

Cecilia M.                18,254,596<F2>  47.21         .043
Shoen-Hanlon
(Cemar, Inc.)*<F5>
1421 Ranier Falls Drive
Atlanta, GA  30329

Katrina M. Carlson        18,254,596<F2>  47.21         .086
(Kattydid, Inc.)<F5>
837 15th Street #D
Santa Monica, CA  90404

                                                   PERCENTAGE OF
                          SHARES OF                   NET FLEET
  NAME AND               COMMON STOCK   PERCENTAGE      OWNER
 ADDRESS OF              BENEFICIALLY   OF COMMON      CONTRACT
BENEFICIAL OWNER            OWNED       STOCK CLASS    PAYMENTS
- - ----------------         ------------   ----------- -------------
Officers and Directors    18,388,754<F4>  47.56          N/A
as a group (12 persons)

<F5>*    This corporation is the record owner of the shares of
Common Stock beneficially owned by the named individual. To the best of the Company's knowledge, the named individual has sole voting control of the corporation that is the record owner of the Common Stock.

<F6>**   The percentage of the referenced class beneficially
owned is less than one percent.



    1 - This number includes beneficial ownership of shares attributed to a stockholder agreement dated as of May 1, 1992, as amended (the "Stockholder Agreement") and includes shares directly owned by Edward J. Shoen (3,483,681); Mark V. Shoen (3,475,520); James P. Shoen (2,278,814); Paul F. Shoen
(3,478,513); Sophia M. Shoen (2,301,707); an Irrevocable Trust between Mark V. Shoen and Oxford Life Insurance Company ("Oxford"), as Trustee (527,604); an Irrevocable Trust between James P. Shoen and Oxford, as Trustee (337,426); an Irrevocable Trust between Paul F. Shoen and Oxford, as Trustee (71,976); an Irrevocable Trust between Sophia M. Shoen and Oxford, as Trustee (108,891); an Irrevocable Trust between Edward J. Shoen and Oxford, as Trustee (559,443); and The ESOP Trust (1,765,179) (collectively the "Stockholder Group"). The shares listed as held by the ESOP Trust include only the unallocated Common Stock and the Common Stock allocated to the accounts of Edward J. Shoen (2082.40), Mark V. Shoen (1807.80), James P. Shoen (1776.73),
Paul F. Shoen (779.33), and Sophia M. Shoen (196.87). These shares are not included in the number of shares directly owned by Edward J. Shoen, Mark V. Shoen, James P. Shoen, Paul F. Shoen, and Sophia M. Shoen, as referenced in the first sentence of this footnote 1. The Stockholder Agreement restricts the disposition of shares of Common Stock to certain types of permitted dispositions. James P. Shoen, whose address is listed above, is the appointed attorney and authorized to vote the shares as agreed upon by the stockholders holding a majority of the shares
subject to the Stockholder Agreement.   As of the date of this
Proxy Statement, Edward J. Shoen, Mark V. Shoen, and James
P. Shoen, each of whom is a director of the Company, collectively hold a majority of the shares subject to the Stockholder Agreement and, therefore, have the ability, if they so agree, to control the vote of the Common Stock that is subject to the Stockholder Agreement. The Stockholder Agreement will expire on March 5, 1999 unless earlier terminated (i) by the consent of stockholders holding more than 60% of the shares held under the

Stockholder Agreement, (ii) upon the effective date of certain mergers or consolidations involving the Company, or (iii) at the respective election of Paul F. Shoen or Sophia M. Shoen, upon the Company's failure to effect the registration of securities described under "Certain Relationships and Related Transactions" (pages 19 - 22) and under "Legal Proceedings" (page 23). The information about the Stockholder Agreement contained in this footnote was obtained from one or more Schedule 13D filings. Accordingly, the Company assumes no responsibility for its accuracy. See footnote 3 below for information about the ESOP Trust and the ESOP Trustee's ability to vote the Common Stock held in the ESOP Trust.

    2 - This number includes beneficial ownership of shares attributed to a shareholders' agreement and includes shares directly owned by Samuel W. Shoen/Sawmill, Inc. (4,041,924); Michael L. Shoen/Mickl, Inc. (4,035,924); Mary Anna Shoen-Eaton/Maran, Inc. (3,343,076); Cecilia M. Shoen-Hanlon/Cemar, Inc. (2,331,984); Katrina M. Carlson/Kattydid, Inc. (2,016,624); Theresa M. Shoen/Thermar, Inc. (1,651,644); and Leonard S. Shoen/L.S.S., Inc. (833,420).
The agreement, dated as of September 14, 1991, provides for the voting of the subject shares at the direction of a majority of the shareholders (on the basis of one vote per shareholder) party to the agreement. Leonard S. Shoen, Michael L. Shoen, and Theresa M. Shoen, whose addresses are listed above, have each been granted a proxy to vote the shares as agreed upon by a majority of the shareholders. Unless earlier terminated by a majority of the shareholders, the agreement will terminate on January 1, 2001. The information about the shareholders' agreement contained in this footnote was obtained from one or more Schedule 13D filings. Accordingly, the Company assumes no responsibility for its accuracy.

<F3>3 - The complete name of the ESOP Trust is the AMERCO Employee
Savings and Employee Stock Ownership Trust. Three U-Haul officers (Gary B. Horton, Donald W. Murney, and Edward J. Shoen) are collectively the ESOP Trustee. Mr. Horton's business address is 1325 Airmotive Way, Suite 100, Reno, Nevada 89502. The address of Mr. Murney and Mr. Shoen is 2727 North Central Avenue, Phoenix, Arizona 85004. The ESOP Trustee is appointed by the Company's Board of Directors, and prior to the issuance of the Company's Series A 8.5% Preferred Stock in October, 1993 had the power to vote all Common Stock held in the ESOP Trust in its discretion (other than with respect to certain significant corporate transactions, such as mergers or consolidations, recapitalizations, and sales of all or substantially all of the assets of the Company). Under the ESOP, if the Company has outstanding a "registration-type class of securities," which includes the Series A 8.5% Preferred Stock, each participant (or such participant's beneficiary) in the ESOP directs the ESOP Trustee with respect to the voting of all Common Stock allocated to the participant's account. All shares in the ESOP Trust not allocated to participants continue to be voted by the ESOP Trustee, subject to the Stockholder Agreement. As of June 20, 1994, of the 2,845,477 shares of Common Stock held by the ESOP

Trust, 1,086,941 shares were allocated to participants and 1,758,536 shares remained unallocated. Of the 1,086,941 allocated shares, approximately 6,643 shares are allocated to members of the Stockholder Group, which shares would in such event be voted in accordance with the terms of the Stockholder Agreement. Therefore, as of the date of this Proxy Statement, the Stockholder Group controls approximately 47.6% of the Company's outstanding Common Stock. Further, additional shares of Common Stock not presently allocated to participants' accounts in the ESOP Trust will be allocated as certain debt obligations of the ESOP Trust are repaid, resulting in a further reduction in the number of common shares subject to the Stockholder Agreement.

<F4>4 - The 18,388,754 shares include the shares beneficially owned by directors and officers as a result of the Stockholders Agreement discussed in footnote 1 above. Beneficial ownership of the shares of current officers and directors, without giving effect to Stockholder Agreement, discussed in footnote 1 is 10,675,936 shares, or approximately 27.61% of the outstanding shares of Common Stock as of June 20, 1994.

   To the best of the Company's knowledge, there are no arrangements giving any stockholder the right to acquire the beneficial ownership of any shares owned by any other stockholder. See also "Certain Relationships and Related
Transactions" (pages 19 - 22) for additional information regarding the ownership of equity securities issued by U-Haul.

       EXISTING MANAGEMENT -- POTENTIAL CHANGE IN CONTROL

   ESOP TRUST; RELEASE OF SHARES FROM STOCKHOLDER AGREEMENT

   As disclosed in greater detail under "Security Ownership of Certain Beneficial Owners and Management" immediately above, as of the date of this Proxy Statement, members of the Stockholder Group vote approximately 47.6% of the Company's Common Stock. Approximately 2.8% of the Company's Common Stock is allocated to participants' ESOP Trust accounts and voted in accordance with the participants' direction. The ESOP Trust votes 4.5% of the Company's Common Stock in its discretion as part of the Stockholder Group. Oxford acts as trustee for various trusts that own approximately 4.2% of the Company's voting stock. At the completion of Sophia M. Shoen's sale of 500,000 shares of Common Stock for which a registration was recently filed with the Securities and Exchange Commission (see the following paragraph), the Stockholder Group will vote approximately 46.3% of the Company's Common Stock. As a result of the foregoing and the existence of a second stockholder group that is currently opposed to existing Company management (see footnote 2 under "Security Ownership of Certain Beneficial Owners and Management" immediately above), there can be no assurance that the Company's current management or its current operating strategy will remain in place. In addition, Sophia M. Shoen and Paul F. Shoen have claimed that the Company has defaulted in its obligations to register their Common Stock under separate Share Repurchase and

Registration Rights Agreements. (See "Certain Relationships and Related Transactions" on pages 19 - 22 below for additional information regarding these agreements.) Sophia M. Shoen and Paul F. Shoen have further claimed that as a result of such alleged defaults they have a right to give notice of their release from the Stockholder Group. The matter is the subject of an arbitration proceeding described under "Legal Proceedings" on page 23 below. If Sophia M. Shoen and Paul F. Shoen are released from the Stockholder Group, the Stockholder Group would control only 32.6% of the Company's Common Stock. For this reason, there can be no assurance that the Stockholder Group will be able to continue to elect directors acceptable to it to the Company's Board of Directors or that the Company's current management will remain in place; however, the Company's four-class Board of Directors may delay the effectiveness of any change in management. See "Certain Provisions That May Limit Changes In Control" below.

   REGISTRATION RIGHTS; RELEASE OF SHARES FROM STOCKHOLDER
   AGREEMENT

   Subject to certain limitations and restrictions, Sophia M.
Shoen and Paul F. Shoen, who are currently members of the Stockholder Group, may elect to cause the Company to effect a registration under the Securities Act of 1933, as amended (the
"1933 Act"), and applicable state securities laws of all or a part (but not less than 100,000 shares) of the shares of Common
Stock held by each of them. Sophia M. Shoen has elected to require the Company to register 500,000 shares of Common Stock for public sale. A registration statement relating to these shares was filed with the Securities and Exchange Commission (the "SEC") on June 24, 1994. Paul F. Shoen may demand such registration after September 1, 1994. No more than two such registrations may be demanded by either of Sophia M. Shoen or Paul F. Shoen. The Stockholder Agreement permits the disposition of any shares pursuant to a registered public offering under the 1933 Act. All registered shares, when sold, will be released from the Stockholder Agreement. As of the date of this Proxy Statement, upon the sale of the 500,000 shares subject to the recently-filed registration statement, the Stockholder Group would control the vote of approximately 46.3% of the Company's
Common Stock. Assuming that Sophia M. Shoen and Paul F. Shoen sold all of their respective shares pursuant to the current and subsequent registration requests, the Stockholder Group would control the vote of approximately 32.6% of the Company's Common Stock. As a result, there can be no assurance that the shares of Common Stock held by Sophia M. Shoen and Paul F. Shoen will remain subject to the Stockholder Agreement. For this reason, there can be no assurance that the Company's current management will remain in place.
See "Legal Proceedings" on page 23 below for a description of arbitration proceedings whereby Sophia M. Shoen and Paul F. Shoen have asserted claims, which are disputed by the Company, that their shares should be released from the Stockholder Agreement because of the Company's failure to timely register their shares of Common Stock.

   CERTAIN PROVISIONS THAT MAY LIMIT CHANGES IN CONTROL

   Certain provisions summarized below may have the effect of delaying, deferring, or preventing a change in control of the Company.

   The Company's Articles provide for the Board of Directors to be divided into four classes of directors serving staggered four-year terms. As a result, approximately one-fourth of the Board of Directors will be elected each year. Moreover, under the Nevada General Corporation Law, an affirmative vote of holders of two-thirds of the then outstanding stock entitled to vote is required to remove a director. This provision, when coupled with the provision of the Articles authorizing only the Board of Directors to fill vacant directorships, may hinder the removal of incumbent directors by stockholders entitled to vote and the simultaneous election of new directors by such stockholders to fill the vacancies created by such removal.

   Moreover, (i) the Company's By-Laws grant the Company a right of first refusal exercisable in connection with any sale of outstanding shares of the Company's Common Stock; (ii) the Articles require holders of two-thirds of the then outstanding shares of Common Stock to amend certain provisions of the Articles, including the classified board provision, to amend the By-Laws, and to approve certain transactions with, among others, holders of five percent of any class of voting stock of the Company; (iii) the Articles prohibit stockholder action by written consent; and (iv) certain of the Company's credit agreements contain provisions that could require the prepayment of all monies outstanding thereunder upon a "change in control."

   In addition, the Board of Directors has adopted a stockholder rights plan. Pursuant to the plan, rights have been distributed to the holders of Common Stock that entitle such holders to purchase from the Company one one-hundredth of a share of the Company's Series C Preferred Stock at an exercise price of $15,000 per share (the price per share and the exercise price are subject to adjustment). The rights become exercisable if any person or group of affiliated or associated persons becomes the beneficial owner of fifty percent or more of the Company's Common Stock without approval of a majority of the disinterested members of the Board of Directors, such person being defined as an "acquiring person." Upon the occurrence of an Affiliate Merger or Triggering Event (certain transactions defined in the plan involving an acquiring person), each right entitles its holder to purchase, for the exercise price, that number of shares of Common Stock of the Company having a value equal to twice the exercise price. Upon the occurrence of a Business Combination (as defined in the plan), each right entitles its holder to purchase, for the exercise price, that number of shares of common stock of the acquiring or surviving company having a value equal to twice the exercise price. The rights will expire on July 29, 1998, unless earlier redeemed by the Company pursuant to authorization by a majority of the disinterested Board.

                     EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows the annual compensation paid to the Company's chief executive officer and the four other most highly compensated executive officers of the Company during each of the last three fiscal years.

                  Summary Compensation Table
                  --------------------------
                                           Annual Compensation
                                           -------------------
    Name and Principal                      Salary      Bonus
         Position              Year          ($)         ($)
    ------------------         ----         ------      -----
    Edward J. Shoen            1994         207,798   2,101,490
    Chairman of the            1993         244,970         -
    Board and President        1992         187,576         -
    of AMERCO and U-Haul

    Mark V. Shoen              1994         237,283         -
    Director of AMERCO         1993         211,017         -
    and U-Haul                 1992         203,038         -

    James P. Shoen             1994         220,770         -
    Vice President of AMERCO   1993         211,017         -
    and Director of AMERCO     1992         214,343         -
    and U-Haul

    John M. Dodds              1994         225,734      49,344
    Vice President of U-Haul   1993         170,679      15,000
    and Director of AMERCO     1992         199,071     109,450
    and U-Haul

    Gary V. Klinefelter        1994         220,453      50,000
    Secretary and General      1993         111,857     150,000
    Counsel of AMERCO and      1992         106,356         -
    U-Haul

    Cash compensation includes all amounts awarded under the AMERCO Employee Savings, Profit Sharing and Employee Stock
Ownership Plan.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company does not have a Board Compensation Committee. Each member of the Board of Directors of the Company, including the executive officers named in the Summary Compensation Table who served on the Company's Board of Directors during fiscal 1994, participated in Board deliberations concerning executive officer compensation during the fiscal year ended March 31, 1994. No other officer, employee, or former officer of the Company or any of its subsidiaries participated in Board deliberations concerning executive officer compensation during the fiscal year ended March 31, 1994.

            BOARD REPORT ON EXECUTIVE COMPENSATION

    The entire Board of Directors reviews and determines the amount of compensation paid to the Chairman of the Board and President. The determination is subjective and not subject to a specific criteria. Although the Board of Directors has primary authority with respect to compensation decisions for the Company's other executive officers, the Chairman of the Board and President has historically made these decisions with the counsel of individual Board members, subject to the ability of the full Board to revise or override these decisions. The Chairman of the Board and President has advised the Board that the compensation levels for the Company's executive officers during fiscal year 1994 did not bear a specific relationship to the Company's performance. Rather, executive compensation was set at levels designed to retain the Company's executive officers and based on subjective factors such as his perception of each officer's performance and changes in functional responsibility.

    In addition to its involvement in executive compensation matters, as described above, the Board determines the amount, if any, of the Company's contributions pursuant to the AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Plan.

    The Company's stockholders approved a stock option plan at the 1992 Annual Meeting of Stockholders. The stock option and incentive plan is designed to attract and retain employees upon whose judgment and effort the Company's success is dependent. As of June 20, 1994, no awards had been made under such plan.

         Charles J. Bayer               Edward J. Shoen
         William E. Carty               James P. Shoen
         John M. Dodds                  Mark V. Shoen
         Richard J. Herrera             Aubrey K. Johnson


                       PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Company's Common Stock for the period March 31, 1989 through March 31, 1994 with the cumulative total return on the Dow Jones Equity Market Index and the Dow Jones Transportation Average Index. The comparison assumes that $100 was invested on March 31, 1989 in the Company's Common Stock and in each of the comparison indices, and assumes reinvestment of dividends. Because no active trading market exists for the Company's Common Stock, the graph reflects the annual Common Stock appraisal obtained in connection with the AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Plan.

                  1989    1990    1991    1992   1993    1994
                 ------  ------  ------  ------  ------  ------
AMERCO           100.00  116.70  108.59  128.72  186.60  207.52
Dow Jones
Transportation
Index            100.00  113.42  108.37  137.32  158.11  166.48
Dow Jones Equity
Market Index     100.00  118.33  135.69  152.21  176.55  178.66

               EXECUTIVE OFFICERS OF THE COMPANY

   The Company's Executive Officers as of June 20, 1994 were:
    Name            Age                  Office
- - ----------------------------------------------------------------
Edward J. Shoen      45         Chairman of the Board, President,
                                and Director Nominee

Mark V. Shoen        43         Director and Director Nominee

James P. Shoen       34         Director and Vice President

John M. Dodds        57         Director and Vice President of U-
                                Haul

Gary B. Horton       50         Treasurer

Gary V. Klinefelter  46         Secretary and General Counsel

John A. Lorentz      67         Assistant Secretary

Rocky D. Wardrip     36         Assistant Treasurer

George R. Olds       52         Assistant Secretary

   See "Proposal 1 -- Election of Directors" on pages 2 - 4 above for information regarding Edward J. Shoen, Mark V. Shoen, James
P. Shoen, and John M. Dodds.

   Gary B. Horton has been associated with the Company since
October 1969. He has served as Treasurer since 1982. His previous positions include Treasurer of U-Haul.

   Gary V. Klinefelter, Secretary of the Company since July 1988, and Secretary of U-Haul since June 1990, is licensed as an Attorney at Law in the State of Arizona and has served as General Counsel for the Company since June 1988 and as general counsel of U-Haul since June 1988. He served U-Haul as Assistant General Counsel from May 1978 until May 1980, and as General Counsel, Marketing, from May 1980 until September 1985.

   John A. Lorentz, Assistant Secretary of the Company since July 1988, and Assistant Secretary of U-Haul since June 1990, is licensed as an Attorney at Law in the State of Oregon and has been associated with the Company since September 1953. His previous positions include Secretary of the Company and of U-Haul.

   Rocky D. Wardrip, Assistant Treasurer of the Company since September 1990, has been associated with the Company since 1978 in various capacities within accounting and treasury operations. Mr. Wardrip was previously Assistant Treasurer of U-Haul from 1988 to 1990.

   George R. Olds, Assistant Secretary of the Company and U-Haul since February 1993, has been associated with the Company since
1975 as a member of the U-Haul legal department specializing in taxation.

   Edward J., Mark V., and James P. Shoen are brothers.
William E. Carty is the uncle of Edward J. and Mark V. Shoen.


                         PROPOSAL 2
                    STOCKHOLDER PROPOSAL

PROPOSAL TEXT:

    Proposal:  To amend and replace Article VII, Section 2 of the
Company's Restated By-Laws by deleting the existing Article VII,
Section 2, in its entirety, and by substituting therefor the following:

"SECTION 2.  Right of First Refusal on Its Common Stock, $0.25
             -------------------------------------------------
             par value;
             ---------
         (a) The restrictions on proposed sales, transfers and dispositions of shares of the corporation's common stock, $0.25 par value ("Common Stock"), formerly contained in the predecessor provision to this Article VII, Section 2 in effect as of May 5, 1994 (the "Predecessor Provision") are terminated, and the corporation shall not enforce, or attempt to enforce, any such restriction.

         (b) Each holder of shares of Common Stock shall have the right to exchange his outstanding certificate for such shares for a certificate containing no legend relating to such restriction on sales, transfers or dispositions, which exchange shall be effected at no charge to the shareholder.

         (c) This Article VII, Section 2 may not be amended except by an affirmative vote of shares possessing two-thirds or more of the votes that are generally (not just as the result of the occurrence of a contingency) entitled to vote for the election of the members of the Board of Directors of this corporation. Such vote must be by ballot at a duly constituted meeting of the shareholders, the notice of which meeting must include the proposed amendment."

SHAREHOLDER'S SUPPORTING STATEMENT:

    "All of the Company's stockholders would benefit from termination of the transfer restrictions currently contained in
Article VII, Section 2. A restriction on alienability such as a right of first refusal can lead to diminished marketability of the securities subject to such transfer restriction and, as a result, diminish the value of those securities. Terminating the right of first refusal will improve marketability of shares of the Company's Common Stock and will allow the development of a ready trading market for the shares.

    The ESOP fiduciaries, who are required to act for the exclusive benefit of the ESOP participants, should support this proposal. The employees of AMERCO will, through the ESOP, benefit from a ready trading market for the Company's Common Stock. Currently, if an ESOP participant wishes to liquidate shares, they must be sold at appraised values. A ready trading market for the Company's Common Stock would provide the ESOP's participants with more marketable securities and improve the likelihood that the participants will be able to realize the true market value of their interest in the ESOP.

    Because stock without a true trading market which is distributed from an ESOP is generally "put" by the participants, who do not want to hold unmarketable securities, and because the put must be discharged by the Company on an after-tax basis, ESOP put obligations can create material cash flow burdens. To the extent that the Company would be relieved of the put obligation, the value of the Company and its prospects should be enhanced. This will benefit all of the Company's shareholders, including the ESOP."

BOARD OF DIRECTORS STATEMENT IN OPPOSITION:


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS
                                             -------
    PROPOSAL FOR THE FOLLOWING REASONS:

    The Company's right of first refusal on its Common Stock provides the Company with an option to purchase any shares a holder wishes to sell at the same bona fide cash price at which such shares are to be sold. Holders remain free to sell their shares at any time, and the Company simply has a right to match any bona fide offers holders receive for their shares pursuant to the right of first refusal contained in the Company's By-Laws.

    Eliminating the Company's right of first refusal would deprive the Company of a significant and valuable right. Among other things, the right of first refusal is one of the mechanisms that gives the Board of Directors sufficient time to evaluate any unsolicited tender offers (see "Certain Provisions That May Limit Changes In Control" on page 12). The Company's right of first refusal is not mandatory, but rather is permissive. In other words, the Company has discretion as to whether it should exercise its right and purchase the shares for the same bona fide price offered to the holder or whether it should forego its right and permit the shares to be sold by the holder to a third party. The Board of Directors does not believe that it is in the Company's best interest at this time to deprive the Company of this right to purchase its Common Stock under the right of first refusal provided in the Company's By-Laws.

    Additionally, the Company's By-Laws already provide a mechanism whereby the right of first refusal can be terminated or modified if the Board of Directors determines that such action is in the Company's best interest. Specifically, a majority of the then number of directors of the Company can terminate or modify the Company's right of first refusal at any time. Consequently, there simply is no justification for terminating the right of first refusal at this time.

    IN LIGHT OF THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS
    A VOTE AGAINST THIS PROPOSAL.
           -------

    Pursuant to Article IX, Section 2 of the Company's By-Laws, approval of the stockholder proposal requires the affirmative vote of the holders of two-thirds of the Common Stock.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal year 1994, a tow dolly fleet owned by SAMLO, whose partners include L. S., Samuel W., Michael L., Mark V., Jacqueline Y., Paul F., James P., Sophia M., Bente B., Esben L.
B. and Theresa M. Shoen, Katrina M. Carlson, and Asia A. and Maxwell L. Eaton, generated net operating revenues of $65,000. Mark V. and James P. Shoen are major stockholders and directors of the Company. L.S., Samuel W., Paul F., Sophia M., Michael L. and Theresa M. Shoen and Katrina M. Carlson are major stockholders of the Company.

    On September 1, 1993, the Company, Sophmar, Inc., a corporation controlled by Sophia M. Shoen, and Sophmar Acquisition, Inc., a subsidiary of the Company ("S.A."), entered into an Agreement and Plan of Merger pursuant to which S.A. merged into Sophmar, Inc. and became a wholly-owned subsidiary of the Company. In exchange for Sophmar, Inc.'s capital stock, the stockholders of Sophmar, Inc. (Sophia M. Shoen and a certain irrevocable trust established by Sophia M. Shoen) collectively received 2,500,920 shares of Common Stock, the same number of shares of Common Stock held by Sophmar, Inc. Sophia M. Shoen received 2,392,029 of these shares and the trust received 108,891 of the shares.

    The merger described in the preceding paragraph was effected in accordance with the terms of a Merger Option Agreement, dated as of May 1, 1992, among Sophia M. Shoen, Sophmar, Inc. and the Company (the "Sophmar Merger Option Agreement"). The Sophmar Merger Option Agreement required the Company to cause a subsidiary of the Company to be merged with or into Sophmar, Inc. at its request. The Company conditioned these merger rights on Sophia M. Shoen and Sophmar, Inc. entering into an agreement that, among other things, prohibits Sophia M. Shoen and Sophmar, Inc. directly or indirectly from offering, selling, pledging, or otherwise disposing of any shares of Common Stock or securities convertible into or exchangeable for Common Stock prior to March 1, 1999. This prohibition does not apply, however, to sales of securities pursuant to a registered offering and limited sales of securities that are designed not to disrupt a public offering of securities by the Company. With certain limitations, the Company has agreed to indemnify Sophmar, Inc. and Sophia M. Shoen for liabilities arising out of the merger.

    Pursuant to a Share Repurchase and Registration Rights
Agreement, dated May 1, 1992 (the "Sophia Shoen Registration
Rights Agreement"), among Sophia M. Shoen, Sophmar, Inc., and the Company, Sophia M. Shoen may elect to require the Company to repurchase, with certain limitations, (i) a number of shares of Common Stock determined by dividing $375,000 by the "Share Price"
(as defined) during the period from May 11, 1992 to and including September 30, 1992 (the "Initial Period"), (ii) a number of shares of Common Stock determined by dividing $1,500,000 (less the aggregate dollar amount of shares repurchased during the Initial Period) by the Share Price during the period from October 1, 1992 to and including September 30, 1993, and (iii) a number of shares of Common Stock determined by dividing
$1,500,000 by the Share Price during the period from October 1, 1993 to and including September 30, 1994. The Sophia Shoen Registration Rights Agreement provides that the Company's obligations to repurchase any shares from Sophia M. Shoen may be satisfied if such shares are purchased by the ESOP Trust.
Pursuant to the Sophia Shoen Registration Rights Agreement, on September 29, 1993, Sophia M. Shoen sold 90,322 shares of Common
Stock to the ESOP Trust at the then appraised value of $15.50 per share, for an aggregate sales price of approximately $1,400,000.
On June 30, 1994, Sophia M. Shoen sold 88,235 shares of Common Stock to the ESOP Trust at the then appraised value of $17.00 per share, for an aggregate sales price of approximately $1,500,000.
Sophia M. Shoen, subject to certain limitations and restrictions, may elect to cause the Company to effect a registration under the Securities Act of 1933, as amended and applicable state securities laws of shares of Common Stock held by her. Sophia M. Shoen gave notice of exercise of her registration right to register 500,000 shares in October, 1993. A registration statement relating to such shares was filed with the SEC on June 24, 1994. See "Legal Proceedings" on page 23 below for a description of arbitration proceedings whereby Sophia M. Shoen and Paul F. Shoen have asserted claims, which are disputed by the Company, that their shares should be released from the Stockholder Agreement because of the Company's failure to timely register their shares of Common Stock.

    Pursuant to a Management Consulting Agreement, dated as of May 1, 1992, Sophia M. Shoen agreed to provide environmental and other consulting services to the Company. In consideration for these services, the Company agreed to for two years pay
Sophia M. Shoen a yearly fee of $100,000.

    On April 2, 1993, the Company, Pafran, Inc., a corporation controlled by Paul F. Shoen, and P.F. Acquisition, Inc., a subsidiary of the Company ("P.A."), entered into an Agreement and Plan of Merger pursuant to which P.A. merged into Pafran, Inc. and became a wholly-owned subsidiary of the Company. In exchange for Pafran, Inc.'s capital stock, the stockholders of Pafran, Inc. (Paul F. Shoen and a certain irrevocable trust established by Paul F. Shoen) collectively received 3,598,876 shares of Common Stock, the same number of shares of Common Stock held by Pafran, Inc. Paul F. Shoen received 3,526,900 of these shares and the trust received 71,976 of the shares.

    The merger described in the preceding paragraph was effected in accordance with the terms of a Merger Option Agreement, dated as of May 1, 1992, among Paul F. Shoen, Pafran, Inc. and the Company (the "Merger Option Agreement"). The Merger Option Agreement required the Company to cause a subsidiary of the Company to be merged with or into Pafran, Inc. at its request. The Company conditioned these merger rights on Paul F. Shoen and Pafran, Inc. entering into an agreement that, among other things, prohibits Paul F. Shoen and Pafran, Inc. directly or indirectly from offering, selling, pledging, or otherwise disposing of any shares of Common Stock or securities convertible into or exchangeable for Common Stock prior to March 1, 1999. This prohibition does not apply, however, to sales of securities pursuant to a registered offering and limited sales of securities that are designed not to disrupt a public offering of securities by the Company. With certain limitations, the Company has agreed to indemnify Pafran, Inc. and Paul F. Shoen for liabilities arising out of the contemplated merger.

    Pursuant to a Share Repurchase and Registration Rights
Agreement, dated as of March 1, 1992 (the "Paul Shoen
Registration Rights Agreement") among Paul F. Shoen, Pafran,
Inc., and the Company, Paul F. Shoen may elect to require the Company to repurchase, with certain limitations, (i) a number of shares of Common Stock determined by dividing $250,000 by the "Share Price" (as defined) during the period from March 1, 1992 to and including September 30, 1992 (the "Initial Period"),
(ii) a number of shares of Common Stock determined by dividing $1,000,000 (less the aggregate dollar amount of shares repurchased during the Initial Period) by the Share Price during the period from October 1, 1992 to and including September 30, 1993, and (iii) a number of shares of Common Stock determined by dividing $1,000,000 by the Share Price during each of the periods from October 1, 1993 to and including September 30, 1994 and
October 1, 1994 to and including September 30, 1995.  The Paul
Shoen Registration Rights Agreement provides that the Company's obligation to repurchase any shares from Paul F. Shoen shall be satisfied if such shares are purchased by the ESOP Trust.
Pursuant to the Paul Shoen Registration Rights Agreement, on
April 30, 1993, Paul F. Shoen sold 48,387 shares of Common Stock with an appraised value of $15.50 per share to the ESOP Trust for an aggregate sales price of approximately $750,000. On
June 30, 1994, he sold 58,825 shares of Common Stock with an appraised value of $17.00 per share to the ESOP Trust for an aggregate sales price of approximately $1,000,000. Paul F. Shoen, subject to certain limitations and restrictions, may also elect under the Paul Shoen Registration Rights Agreement to cause the Company to effect a registration under the Securities Act of 1933, as amended, and applicable state securities laws of shares of Common Stock held by him. No such registration will be required prior to March 1, 1995.

    Pursuant to a Management Consulting Agreement, dated as of March 5, 1992, Paul F. Shoen agreed to provide management consulting services to the Company on matters relating to the Company's business and the organization and management of the Company. In consideration for these services, the Company has agreed to pay Paul F. Shoen a yearly fee of $200,000. The Management Consulting Agreement terminates on March 1, 1995.

    On April 13, 1994, the Company and Edward J. Shoen entered into an Agreement in Principle pursuant to which the Company agreed to acquire all of the outstanding capital stock of EJOS, Inc., all of which stock was held by Edward J. Shoen and a certain irrevocable trust established by Edward J. Shoen, in exchange for the same number of shares of the Company's Common Stock as were held by EJOS, Inc. In exchange for EJOS, Inc.'s capital stock, Edward J. Shoen and the irrevocable trust established by Edward J. Shoen received 3,483,681 and 559,443 shares of the Company's Common Stock, respectively. The exchange described above was effected in accordance with the terms of an Agreement and Plan of Exchange of Shares of EJOS, Inc. and AMERCO, dated May 18, 1994, among EJOS, Inc., the Company,
Edward J. Shoen, and the irrevocable trust established by Edward J. Shoen. Edward J. Shoen is a major stockholder, Chairman of the Board, and President of the Company.

    During fiscal year 1994, U-Haul purchased $2,607,000 of printing from Form Builders, Inc. Edward J. Shoen is an officer of Form Builders, Inc.

    On February 1, 1994, the Company entered into separate
Exchange Agreements with Mark V. Shoen and James P. Shoen, both officers of U-Haul and major stockholders and directors of the Company. Pursuant to the Exchange Agreements, on February 4, 1994, in exchange for 3,475,520 shares of Common Stock owned by Mark V.
Shoen and 2,278,814 shares of Common Stock owned by James P.
Shoen, Mark V. Shoen and James P. Shoen received 3,475,520 and
2,278,814 shares of newly issued Series A Common Stock, respectively.

    In May 1990, William E. Carty sold 40,684 shares of the Company's Common Stock to the ESOP Trust at the then-appraised value of $10.00 per share. The Plan purchased the shares for cash in the amount of $76,840 and a promissory note for $330,000. The note is payable in six annual installments at an interest rate of 9.6%. Performance on the note is guaranteed by the Company. William E. Carty is a director of the Company.

    In May 1994, William E. Carty sold 46.5% of 90.88 acres of land to the Company for cash in the amount of $4,000,000. An independent opinion of value was used to determine the Company's offer to purchase and the purchase was completed below the amount so determined.

    Management believes that the foregoing transactions were consummated on terms equivalent to those that prevail in arm's-length transactions.

                     LEGAL PROCEEDINGS

    The Company and certain members of the Company's Board of Directors are defendants in an action currently pending in the Superior Court of the State of Arizona in and for the County of Maricopa entitled Samuel W. Shoen, M.D., et al. v. Edward
J. Shoen, et al., No.  CV88-20139, instituted August 2, 1988.
The plaintiffs, certain stockholders of the Company who are part of a stockholder group that is currently opposed to existing Company management (see footnote 2 under "Security Ownership of Certain Beneficial Owners and Management" on pages 4 - 10 above), filed a Fourth Amended Complaint in February 1992 and have alleged, among other things, that certain of the individual plaintiffs were wrongfully excluded from sitting on the Company's Board of Directors in 1988 through the sale of Company Common Stock to certain key employees. That sale allegedly prevented such stockholder group from gaining a majority position in the Company's voting stock and control of the Company's Board of Directors. The plaintiffs allege various breaches of fiduciary duty and other unlawful conduct by the individual defendants and seek equitable relief, compensatory damages, and punitive damages. The Court has dismissed all claims for equitable relief that would have allowed the plaintiffs to sit on the Board of Directors, subject only to the right, to the extent that any exists, of the plaintiffs to appeal such dismissal. The Court has also dismissed all claims by all but two of the plaintiffs, except for certain derivative claims for attorneys' fees and costs. The Court has scheduled a trial of the case on August 17, 1994. Management of the Company does not expect the plaintiffs' damage claims to result in a material loss to the Company.

    Private arbitration proceedings commenced by Sophia M. Shoen and Paul F. Shoen against the Company were convened on June 19, 1994. In the arbitration, Sophia M. Shoen asserts that the Company has breached its obligations to her by failing to timely register the sale of her shares and by failing to remove the right of first refusal on all Company Common Stock. Paul F. Shoen asserts that the Company has breached its obligations to him by failing to consummate the purchase from him of 58,824 shares of Company Common Stock for an aggregate purchase price of $1,000,000 and, on an anticipatory basis, by failing to remove the right of first refusal on all of the Company's outstanding Common Stock. Sophia M. Shoen and Paul F. Shoen assert that, as a consequence of these alleged breaches, they are released from the Stockholder Agreement described under "Security Ownership of Certain Beneficial Owners and Management" on pages 4 - 10. The Company disagrees with the above assertions. An arbitration hearing on these issues is presently scheduled for July 26, 1994.

               INDEPENDENT PUBLIC ACCOUNTANTS

    It is contemplated that the Company's financial statements as of March 31, 1995, and for the year then ending will be examined by Price Waterhouse, independent certified public accountants. Representatives of Price Waterhouse will not be present at the Annual Meeting.

                  SECTION 16(A) REPORTS

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and beneficial owners of more than 10% of any class of equity securities of the Company to file reports of ownership of Company equity securities with the SEC. Based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended March 31, 1994 all filing requirements applicable to its directors, officers and greater than 10% beneficial holders were complied with.

         STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    For inclusion in the proxy statement and form of proxy relating to the 1995 Annual Meeting of Stockholders, a proposal intended for presentation at that meeting must be submitted in accordance with the applicable rules of the SEC and received by the Secretary of AMERCO, c/o U-Haul International, Inc., 2721 North Central Avenue, Phoenix, Arizona 85004, on or before March 10, 1995. Proposals to be presented at the 1995 Annual Meeting of Stockholders that are not intended for inclusion in the proxy statement and form of proxy must be submitted in accordance with the applicable provisions of the Company's By-Laws, a copy of which is available upon written request, delivered to the Secretary of AMERCO at the address in the preceding sentence. The Company suggests that proponents submit their proposals to the Secretary of AMERCO by Certified Mail-Return Receipt Requested.

                       OTHER MATTERS

    A copy of the Company's Annual Report for the fiscal year ended March 31, 1994 is enclosed with this Proxy Statement. The
Annual Report is not to be regarded as proxy solicitation material.

    THE COMPANY WILL PROVIDE TO EACH STOCKHOLDER OF RECORD ON THE
RECORD DATE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM
10-K, INCLUDING THE REQUIRED FINANCIAL STATEMENTS AND FINANCIAL
STATEMENT SCHEDULES.  WRITTEN REQUESTS FOR THIS INFORMATION
SHOULD  BE DIRECTED TO:  MANAGER, FINANCIAL REPORTING,
U-HAUL INTERNATIONAL, INC., P.O. BOX 21502, PHOENIX, ARIZONA 85036-1502.

AMERCO(REGISTERED TRADEMARK) ANNUAL MEETING OF STOCKHOLDERS

                     July 21, 1994 - 2:00pm

                         TONOPAH, NEVADA

                    ANNUAL MEETING PROCEDURES

In fairness to all stockholders attending this Annual Meeting, and in the interest of an orderly meeting, we ask you to honor the following:

     A. Admission to the meeting is limited to stockholders of record or their proxies. Stockholders of record voting by proxy will not be admitted to the meeting unless their proxies are revoked, in which case the holders of the revoked proxies will not be permitted to attend the meeting. THE MEETING WILL NOT BE OPEN TO THE PUBLIC. The media will not be given access to the meeting through the proxy process.

     B. Cameras and recording devices of all kinds (including stenographic) are prohibited in the meeting room.

     C. After calling the meeting to order, the Chairman will require the registration of all stockholders intending to vote in person, and the filing of all proxies with the teller. After the announced time for such filing of proxies has ended, no further proxies or changes, substitutions, or revocations of proxies will be accepted. (Bylaws, Article II, Section 9)

     D. The Chairman of the meeting has absolute authority to determine the order of business to be conducted at the meeting and to establish rules for, and appoint personnel to assist in, preserving the orderly conduct of the business of the meeting (including any informal, or question-and-answer, portions thereof). (Bylaws,
        Article II, Section 9)

     E. When an item is before the meeting for consideration, questions and comments are to be confined to that item only.

     F. Pursuant to Article II, Section 5 of the Company's
        Bylaws, only such business (including director nominations) as shall have been properly brought before the meeting shall be conducted.

        Pursuant to the Company's Bylaws, in order to be properly brought before the meeting, such business must have either been (1) specified in the written notice of the meeting given to stockholders on the record date for such meeting by or at the direction of the Board of Directors, or (2) brought before the meeting at the direction of the Board of Directors or the Chairman of the meeting, or (3) specified in a written notice given by or on behalf of a stockholder on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements:

        (a) Such notice must have been delivered personally to, or mailed to and received at, the principal executive office of the corporation, addressed to the attention of the Secretary no later than May 4, 1994;

        (b) Such notice must have set forth:

            (i)   a full description of each such item of
                  business proposed to be brought before the meeting and the reasons for conducting such business at such meeting,

            (ii) the name and address of the person proposing to bring such business before the meeting,

            (iii) The class and number of shares held of record,
                  held beneficially, and represented by proxy by such person as of the record date for the meeting,

            (iv) if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission ("SEC") pursuant to
                  Section 14 of the Securities Exchange Act of
                  1934, as amended, or any successor thereto
                  (the "Exchange Act"), and the written consent of each such nominee to serve if elected,

            (v) any material interest of such stockholder in the specified business,

            (vi) whether or not such stockholder is a member of any partnership, limited partnership, syndicate, or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owning, or voting shares of the corporation, and

            (vii) all other information that would be required to
                  be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to
                  Section 14 of the Exchange Act. No business shall be brought before any meeting of the Company's stockholders otherwise than as provided in this Section.

The Chairman of the meeting may, if the facts warrant, determine that any proposed item of business or nomination as director was not brought before the meeting in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the improper item of business or nomination shall be disregarded.

     G. At the appropriate time, any stockholder who wishes to address the meeting should do so only upon being recognized by the Chairman of the meeting. After such recognition, please state your name, whether you are a stockholder or a proxy for a stockholder, and, if you are a proxy, name the stockholder you represent. All matters should be concisely presented.

     H. A person otherwise entitled to attend the meeting will cease to be so entitled if, in the judgment of the Chairman of the meeting, such person engages thereat in disorderly conduct impeding the proper conduct of the meeting against the interest of all shareholders as a group. (Bylaws, Article II, Section 6)

     I. If there are any questions remaining after the meeting is adjourned, please take them up with the representatives of the Company at the Secretary's desk. Also, any matter of a personal nature that concerns you as a stockholder should be referred to these representatives after the meeting.

     J. The views, constructive comments, and criticisms from stockholders are welcome. However, it is requested that no matter be brought up that is irrelevant to the business of the Company.

     K. It is requested that common courtesy be observed at all times.

Our objective is to encourage open communication and the free expression of ideas, and to conduct an informative and meaningful
Annual Meeting in a fair and orderly manner. Your cooperation will be sincerely appreciated.

PROXY
AMERCO
1325 Airmotive Way
Suite #100
Reno, Nevada  89502-3239

ANNUAL MEETING DATE:  July 21, 1994

THIS PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF
DIRECTORS

John M. Dodds is hereby appointed proxy, with full power of substitution, to vote all share of stock which I am (we are) entitled to vote at the 1994 annual meeting of stockholders, and at any adjournment thereof.


     1. Election of Directors:
        [  ] For all Nominees            [  ] Withhold Authority
            (listed below except             (to vote for all
             as marked to the                 nominees listed
             contrary below)                  below)

INSTRUCTIONS:  To withhold authority to vote for any individual
                                                     ----------
          nominee, strike a line through the nominee's name below.

CLASS IV (term expires 1998)  Edward J. Shoen      Mark V. Shoen
                              ---------------      -------------

CLASS I  (term expires 1995)  Aubrey K. Johnson
                              -----------------

     2. Amend the Restated Bylaws to remove the Company's right of first refusal on its Common Stock.

        [  ] FOR                         [  ] AGAINST

     3. In his discretion, vote upon such other business as may properly come before this meeting.

This proxy will be voted as specified above. In the absence of specification it will be voted FOR Proposals 1 and 3, and AGAINST
Proposal 2.  PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

DATED July   , 1994.  Please sign as name(s) appear to the left.
Joint owners should both sign. Fiduciaries, attorneys, corporate officers, etc., should state their capacities.



______________________________        ______________________________
           Signature                            Signature